                                        Prospectus

                                        Begins on page 1

                                        LaSalle U.S. Real Estate Fund

                                        Retail Class Shares
                                        Institutional Class Shares

                                             April 30, 2000



    As with all mutual funds, the Securities and Exchange Commission has not approved or
  disapproved these securities or passed upon the adequacy of this prospectus, and any
              representation to the contrary is a criminal offense

               Global Leadership in the New World of Real Estate

Strength in Real Estate Management
--------------------------------------------------------------------------------
Focus
LaSalle Investment Management focuses exclusively on real estate investment management and historically has managed portfolios for large institutional clients. Now through the LaSalle U.S. Real Estate Fund, the firm seeks to offer smaller institutions and high-net worth investors the best long-term total return opportunities--capital appreciation and current income--from high-quality REITs.

Experience
At LaSalle, managing REIT securities is a long-term specialty, not a short-term fad. For 15 years LaSalle has provided institutional investors with expertise in the management of REIT portfolios. During this time, LaSalle's managers have weathered various real estate market cycles, gaining unparalleled industry knowledge and insight.

Philosophy
At LaSalle Investment Management, we believe that real estate is, first and foremost, an asset class, not a market sector. Real estate investments may be an important component of an asset allocation strategy, complementing an investor's traditional equity, fixed-income and cash holdings.

Consistency
This conviction underscores the importance of style consistency. In an effective asset allocation strategy, there is no room for style drift among individual mutual funds. The LaSalle U.S. Real Estate Fund maintains its long-term style focus on the real estate market, regardless of short-term market cycles and trends. This dedication to style helps keep your asset allocation strategies intact.

Research
At the heart of our investment management process is a rigorous research effort focused on top-down and bottom-up analysis. Driving the top-down effort is the firm's proprietary Market Tracking System, a forecasting tool developed by our research department. The system:

 . Predicts market conditions and rental-rate growth in the U.S. office and industrial markets.

 . Combines information on current market conditions with forecast supply and demand over the next three years to predict rental-rate changes by market.

Armed with this important market data, our researchers then conduct in-depth sector and company analysis. It is through this intensive bottom-up research that our analysts select specific real estate securities that meet our standards for quality, yield, appreciation potential and risk management.
Jones Lang Lasalle--The Premier Force in Real Estate
--------------------------------------------------------------------------------

When you invest in the LaSalle U.S. Real Estate Fund, you have the world's leading real estate services and investment management firm, operating across more than 100 key markets on five continents, on your side. Jones Lang LaSalle provides comprehensive integrated expertise, including property and cooperate facility management, transaction services and investment management core services on a local, regional and global level to owners, occupiers and investors. Jones Lang LaSalle offers clients exposure to worldwide real estate investments opportunities, innovative products and an unmatched level of experience and expertise.

LaSalle Investment Management is the world's second largest and most diverse real estate investment management firm, with $21.5 billion of assets under management. Jones Lang LaSalle also is the industry leader in property and cooperate facility management service, with a portfolio of approximately 700 million square feet under management worldwide.

Not part of the prospectus. Data presented is the most recent available as of print date.

Table of Contents

An Overview of the Fund........................................................2

Fees and Expenses..............................................................3

The Fund's Goals and Strategies................................................4

Principal Risks................................................................5

Performance of LaSalle Investment
Management (Securities) L.P....................................................7

Purchasing Shares..............................................................8

Redeeming Shares..............................................................12

Distributions and Taxes.......................................................13

Management of the Fund........................................................14

Financial Highlights..........................................................16

Additional Fund Information...................................................17

The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investing in the Fund involves risk, and you could lose money.
Objective: LaSalle U.S. Real Estate Fund (the "Fund") seeks total return primarily through investments in U.S. real estate securities. The Fund operates under a "master/feeder" structure, whereby it invests all of its assets in the U.S. Real Estate Portfolio of LaSalle Master Trust (the "Trust"). The Trust is a separate mutual fund with an investment objective identical to the Fund. The Fund is a separate series of LaSalle Investment Management Funds, Inc. (the "Company"), an open-end diversified investment management company.

Share Classes: The Fund offers Retail Class shares and Institutional Class shares.

Manager: LaSalle Investment Management (Securities) L.P. (the "Manager"), a registered investment adviser and a subsidiary of Jones Lang LaSalle Incorporated, manages the Fund and the Trust's assets.

Distributor: Funds Distributor, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares.

Administrator/Transfer Agent: PFPC Inc. serves as the Fund's administrator and as transfer agent and dividend disbursing agent for the Fund's shares.

LaSalle Investment                  An Overview of the Funds
Management Funds
--------------------------------------------------------------------------------

An Overview of the Fund

Principal Investment Strategy

The Fund and the Trust seek to provide current income and capital appreciation by investing in the equity securities of real estate investment trusts (REITs) and other publicly-traded real estate industry operating companies. The Fund seeks to achieve its investment strategy by investing all of its investable assets in the Trust which has an identical investment objective. Under normal conditions, at least 85% of the Trust's total assets will be invested in REITs and other publicly-traded real estate industry companies. The Trust's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings Certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential.

Principal Risks

An investment in the Fund involves risks, and you could lose money.

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. If there is a decline in the stock market in general, the Fund's share price may decline.

The Fund is subject to risks similar to those associated with owning real estate directly. These risks include declines in the value of real estate and increased costs associated with operating real estate. The Fund also is subject to various risks related to investing in REITs. These risks include changes in the value of and income from the underlying properties and credit and interest rate risk. Credit risk, which principally affects mortgage REITs, is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Interest rate risk is the possibility that interest rates applicable to the Trust's investments in fixed-rate obligations could change. The Fund also may invest in illiquid securities, each of which has additional risks.

For more information on the risks of investing in the Fund, see the Principal Risks section.

Average Annual Total Return

The table shows average total returns of the Fund's Retail Class and Institutional Class shares, compared to the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities.

This information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance.

--------------------------------------------------------------------------------

  Calendar period   Retail Class* Institutional Class Wilshire Real Estate Securities Index
-------------------------------------------------------------------------------------------
  1 Year                -5.2%            -4.6%                        -3.2%
-------------------------------------------------------------------------------------------
  Life of
    the
  Fund/1/              -14.7%           -14.2%                       -11.4%
-------------------------------------------------------------------------------------------

*The Retail Class shares are sold subject to a sales charge, which currently is waived for certain investors (see Purchasing Shares--Retail Class Shares). The effect of the sales charges is not reflected in the total returns shown above; if these amounts were reflected, total returns would be less than those shown above.

The performance of Retail and Institutional Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Portfolio's Institutional Shares for 1 year and for the life of the Fund/1/.


                                         ------------------------------------
                               Best Quarter          7.21%            6/30/99
                                         ------------------------------------
                               Worst Quarter        -15.04%           9/30/98
                                         ------------------------------------

/1/The Retail Class and Institutional Class of the Fund each commenced operations on March 30, 1998.

LaSalle Investment                      Fees and Expenses
Management Funds
--------------------------------------------------------------------------------

Explanation of Fees

Management fee: The fee the Trust pays to the Manager for managing the Trust's assets.
12b-1 fee: A fee the Fund pays for sales compensation to financial services firms for marketing and distributing the Fund's shares.
Shareholder services fee: A fee the Fund pays for sales compensation to financial services firms for shareholder account service and maintenance. Other expenses: These include fees for items related to transfer agency, custody and other expenses.
Fees and Expenses

The following tables summarize the fees and expenses related to investing in the Fund.

Shareholder fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                               Retail Class Institutional Class

Maximum sales charge imposed on purchases (as
a percentage of offering price)                    5%*             None
-------------------------------------------------------------------------------
Sales charge on reinvested dividends               None            None
-------------------------------------------------------------------------------
Redemption fee                                     None            None
-------------------------------------------------------------------------------

*The sales charge currently is being waived for certain investors (see Purchasing Shares--Retail Class Shares).

Annual fund operating expenses as % of average net assets/1/
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                           Retail Class Institutional Class

Management fee/2/                              0.75%           0.75%
---------------------------------------------------------------------------
Distribution (12b-1) fee                       0.25%            None
---------------------------------------------------------------------------
Shareholder services fee                       0.15%            None
---------------------------------------------------------------------------
Other expenses/3/                             27.24%          16.07%
---------------------------------------------------------------------------
Total Fund operating expenses/3/              28.39%          16.82%
---------------------------------------------------------------------------
Waivers/Reimbursements/2/                     26.94%          15.77%
---------------------------------------------------------------------------
Net expenses after waivers/reimbursements      1.45%           1.05%
---------------------------------------------------------------------------

/1/The information in the table reflects the aggregate fees and expenses of the Fund and the Trust. Expenses for the Fund include 12b-1, shareholder services and administration fees; expenses for the Trust include management fees and other expenses.
/2/The Manager has contractually agreed to waive a portion of its management fee and reimburse the Fund to limit total operating expenses until April 30, 2001.
/3/Expenses shown in the fee table are estimated based on expenses incurred in the last fiscal year. Actual expenses may be higher or lower.

Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, payment of the 5% sales charge on Retail Class shares and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      ----------------------------------------

                    Retail Class Institutional Class

       One year        $  640          $  107
      ----------------------------------------------
       Three years     $  936          $  334
      ----------------------------------------------
       Five years      $1,253          $  579
      ----------------------------------------------
       Ten years       $2,148          $1,283
      ----------------------------------------------

LaSalle Investment                  The Fund's Goals and Strategies
Management Funds
--------------------------------------------------------------------------------

A Note About the Fund's Objective

The investment objective is not a fundamental policy, meaning that it may be changed upon notice to, but without the approval of, the Fund's shareholders or the Trust's investors. There can be no assurance that the Fund or the Trust will achieve the investment objective.

Real Estate Investment Trusts

REITs pool investors' funds primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders if it complies with specific regulatory requirements and distributes to its shareholders at least 95% of its taxable income for each taxable year.

Generally, REITs are classified as:

 . Equity REITs, which invest their assets directly in real property and derive their income primarily from rents;

 . Mortgage REITs, which invest in real estate mortgages and derive their income primarily from interest payments; and

 . Hybrid REITs, which combine the characteristics of Equity and Mortgage REITs.

The Manager expects to invest primarily in REITs.
Investment Objective

The Fund's investment objective is total return through investments primarily in U.S. real estate securities. The Fund seeks to achieve its objective by investing all of its investable assets in the Trust, a separate mutual fund with an investment objective identical to the Fund and managed by the Manager.

Principal Investment Strategies

The Trust seeks to provide investors with current income from dividends and distributions. It also seeks to provide capital appreciation from the selection of securities that the Manager believes are undervalued, meaning that the securities may achieve price gains if their true value is realized in the marketplace.

Under normal conditions, at least 85% of the Trust's total assets will be invested in the equity securities of real estate investment trusts (REITs) and other publicly-traded real estate industry operating companies. These real estate industry operating companies must derive at least half of their revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

The Trust's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. For example, certain securities may be selected for high current return, while others may be chosen for long-term capital appreciation potential. In selecting these securities, the Manager may use intensive analysis that covers economic, industry and market-cycle trends and individual company research.

The Trust may invest up to 15% of its total assets in illiquid securities and up to 10% of its total assets in foreign securities.

The Manager typically invests a portion of the Trust's assets in money market securities, primarily to provide liquidity for payment of expenses and proceeds of redemptions.

LaSalle Investment                  Principal Risks
Management Funds
--------------------------------------------------------------------------------

Principal Risks

As with all investments, an investment in the Fund could cause you to lose money. The specific risks associated with investing in the Fund are described below.

General Risks of Real Estate Securities

Because the Fund concentrates its investments in the real estate industry, the Fund will be subject to risks similar to those associated with the direct ownership of real estate, including:

 . Declines in the value of real estate

 . Risks related to general and local economic conditions

 . Dependency on management skill

 . Heavy cash flow dependency

 . Possible lack of availability of mortgage funds

 . Overbuilding

 . Extended vacancies of properties

 . Increased competition

 . Increases in property taxes and operating expenses

 . Changes in zoning laws

 . Losses due to costs resulting from the clean-up of environmental problems

 . Liability to third parties for damages resulting from environmental problems

 . Casualty or condemnation losses

 . Limitations on rents

 . Changes in neighborhood values and the appeal of properties to tenants

 . Changes in interest rates

REIT Risks

Investors also will be subject to certain risks associated with REITs. For example, Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while Mortgage REITs may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Equity and Mortgage REITs depend on management skills and generally may not be diversified. These REITs also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, Equity and Mortgage REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the Investment Company Act of 1940.

The above factors also may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly Mortgage REITs, are subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

LaSalle Investment                  Principal Risks, continued
Management Funds
--------------------------------------------------------------------------------

Master/Feeder Fund Structure

The Fund is a separate series of the Company, governed by its board of directors. The board of directors of the Company believes that the master/feeder fund structure offers opportunities for substantial growth in the assets of the Trust, which may enable the Fund to realize economies of scale that could reduce the Fund's operating expenses.

In addition to selling its shares to the Fund, the Trust may sell shares to other mutual funds or institutional investors. These investors will invest in the Trust under the same terms and conditions and will pay a proportionate share of the Trust's expenses. However, due to variations in distribution arrangements and operating expenses, the other funds investing in the Trust may sell their shares at a different price than the Fund. So, the Trust's various investors may earn different returns.

The Fund's investment in the Trust may be adversely affected by the actions of other funds investing in the Trust. For example, if a large fund withdraws from the Trust, the remaining funds may experience higher pro rata operating expenses, which can lower returns. (Of course, this possibility also exists for traditionally structured funds that have large institutional investors.) Additionally, the Trust may become less diverse, resulting in increased risk. Also, funds with a greater pro rata ownership in the Trust could have effective voting control of the Trust's operations.

The Fund may withdraw its investment from the Trust at any time, as long as the Company's board of directors determines that the withdrawal is in the best interest of Fund shareholders. Upon any such withdrawal, the board of directors would consider what action might be taken, including retaining the investment manager to manage the Fund's assets directly or investing all the Fund's assets in another pooled investment entity having the same investment objective as the Fund.

Distributions in Kind

Certain changes in the Trust's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Trust. Such withdrawal could result in a distribution "in kind" of portfolio securities, rather than cash, from the Trust. If this happens, the Fund, may incur brokerage, tax and other charges associated with converting its securities to cash. In addition, a distribution in kind may result in a less diversified portfolio or adversely affect the Fund's liquidity.

Illiquid Securities

According to the Trust's guidelines for investing in illiquid securities, the Trust may purchase Rule 144A securities, which are restricted securities that have not been registered under the Securities Act of 1933. Nevertheless, certain qualified institutional investors may trade these securities. The presence or absence of a secondary market in these securities may affect their value.

General Risks of Investing in Stocks

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of rising stock prices. The Trust's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. As a result, the Fund's share price may decline and you could lose money.

LaSalle Investment                  Performance of LaSalle
Management Funds                    Investment Management
--------------------------------------------------------------------------------

The chart below shows the historical performance of all accounts and funds of the Manager having the same investment objective, policies and strategy as the Fund and the Trust. The data, calculated on an average annual total return basis, is provided to illustrate the Manager's past performance in managing accounts in accordance with the same strategy, research and analytical models used for the Trust. This information does not represent the performance of the Fund and the Trust. You should not consider this performance data as an indication of future performance of the Fund or the Trust. The Fund's performance for the period March 30, 1998 (commencement of operations) through December 31, 1999, is contained in the Fund's 1999 Annual Report.

                                                     Years Ended December 31,
-----------------------------------------------------------------------------------------------------------
                           1999     1998     1997    1996    1995   1994  1993  1992  1991   1990
-----------------------------------------------------------------------------------------------------------
LaSalle Investment
Management Weighted Rate
of Return/1/                (1.5%)  (19.1%)   21.2%   37.8%   15.8%  6.0% 17.5% 16.7% 35.0% (18.7%)
-----------------------------------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index/2/         (3.2%)  (17.1%)   19.0%   36.9%   13.7%  1.6% 15.2%  7.4% 20.0% (33.5%)
-----------------------------------------------------------------------------------------------------------
Assets end of period
($ millions)              2,808.0  3,177.4  3,134.2 2,250.3 1,346.4 629.4 291.5 144.4 127.8   84.5
-----------------------------------------------------------------------------------------------------------
Number of portfolios         39       44       37      32      27    18    14    16    12     10
-----------------------------------------------------------------------------------------------------------

/1/The composite performance data shown above for the LaSalle Securities Asset Weighted Rate of Return (the "LaSalle Securities Composite") was developed from the aggregate performance of all accounts managed with sole discretionary investment authority by the Manager on a basis substantially the same as the Trust. The composite performance data is provided net of investment management fees, and custodial fees and custodial expenses have not been deducted. The investment management fees deducted generally are substantially lower than the fees and expenses paid by the Fund and the Trust and their returns would have been lower if the accounts included had been subject to the fees and expenses incurred by the Fund and the Trust. In addition, if the accounts were regulated investment companies under the federal securities and tax laws, the composite return might have been adversely affected by the diversification requirements, tax restrictions and investment limitations to which the Fund and the Trust are subject. The net investment performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.

The composite performance data has been calculated in accordance with Performance Presentation Standards established by the Association for Investment Management and Research ("AIMR"), but have not been verified by an entity independent of the Manager. These standards differ from the SEC's method of performance calculation.

/2/The Wilshire Real Estate Securities Index is an unmanaged index of REITs and real estate operating companies and is widely recognized as an indicator of the performance of the real estate securities market.

LaSalle Investment                  Purchasing Shares
Management Funds
--------------------------------------------------------------------------------

Purchasing Shares

The Fund offers two classes of shares of the Fund:

 . Retail Class, with a minimum initial investment of $10,000.

 . Institutional Class, with a minimum initial investment of $250,000.

Other than the minimum investment requirements, the primary difference between the two classes is that the Retail Class is sold with a sales charge that currently is waived for certain investors (see Retail Class Shares on following page) and is subject to distribution and shareholder services fees, while the Institutional Class is not. Because each class is subject to different expenses, they likely will have different share prices.

Determination of Share Price

The Fund's net asset value (NAV) is determined each business day (any day the NYSE is open for trading) as of the close of regular trading on the New York Stock Exchange (NYSE), which currently is 4 p.m., Eastern time. Shares will not be priced on days on which the NYSE is closed for trading.

NAV Calculation

The NAV of a share class is calculated by valuing its proportion of the Fund's assets (the value of its investment in the Trust and other assets), deducting all liabilities attributable to that class, and dividing the result by the number of shares outstanding for that particular class. For this purpose, the Trust's portfolio securities are valued primarily on the basis of market quotations or, if market values are not available, at fair value determined by the Trust.

Purchase Price

Investors purchase shares at the NAV next determined after the transfer agent receives the purchase order. Purchase orders that are received by the transfer agent prior to the close of regular trading on the NYSE on any business day are priced at the NAV determined that day. Purchase orders received after the close of trading on a business day are priced as of the time the next NAV is calculated. (If you place a purchase order through your investment representative, it is that representative's responsibility to forward the order to the transfer agent in a timely manner.)

LaSalle Investment                  Purchasing Shares, continued
Management Funds
--------------------------------------------------------------------------------

Distribution Plan

The Fund's distribution plan provides for the payment of a distribution fee (12b-1 fee) from the assets of the Retail Class. This fee supports activities designed to increase sales of the Retail Class, including advertising, the creation of sales literature and compensation to dealers. The board of directors has authorized an annual distribution fee of 0.25%, and the annual fee may not exceed 0.75% of the average daily net assets of the Retail Class. Because this fee is paid out of the assets of the Retail Class, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Plan

This plan allows the Fund to pay fees to financial services firms and others who have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications and maintenance of shareholder accounts. The board of directors has authorized an annual shareholder services fee of 0.15%, and the annual fee may not exceed 0.25% of the average daily net assets of the applicable shareholder accounts. Because this fee is paid out of the assets of the Retail Class, over time this fee will increase the cost of your investment.

Sales Compensation

Whenever you invest in Retail Class shares, your financial services firm receives compensation. These firms typically pass along a portion of this compensation to your financial representative. Compensation payments originate from sales charges paid by investors and from 12b-1 fees paid out of the assets of the Fund's Retail Class.

Financial services firms selling large amounts of Fund shares may receive extra compensation. This compensation, which the Manager, pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.
Retail Class Shares

Purchasing Retail Class shares

Investors may purchase Retail Class shares:

 . Through any securities dealer or financial services firm that has a sales agreement with the Distributor. The Fund accepts telephone orders for shares from certain securities dealers and other financial services firms. It is the responsibility of these firms to forward purchase orders and payments for shares promptly. Financial services firms may charge the investor a transaction fee or other fees for their services. These fees are not charged if the shares are purchased directly through the Fund's transfer agent.

 . Directly through the Fund's transfer agent (PFPC Inc., P.O. Box 8976,
  Wilmington, DE 19899-8976).

Making Additional Investments

Shareholders may purchase additional shares for an existing account by mailing a check payable to "LaSalle Investment Management Funds, Inc.--LaSalle U.S. Real Estate Fund" to the following address:

  LaSalle Investment Management Funds, Inc.
  c/o PFPC Inc.
  P.O. Box 8976
  Wilmington, DE 19899-8976

Shareholders may not purchase shares with a check issued by a third party and endorsed over to the Fund.

Shareholders also may purchase shares for an existing account via a wire transfer. Wire funds to:

  PNC Bank, N.A.
  Philadelphia, Pennsylvania
  ABA #0310-0005-3
  Credit DDA #8511088160

  For credit to: LaSalle Investment Management Funds, Inc.--LaSalle U.S. Real Estate Fund
  Account No.:
  Account Name:

LaSalle Investment                  Purchasing Shares, continued
Management Funds
--------------------------------------------------------------------------------

Sales Charge

The Fund's Retail Class shares are offered and sold at NAV plus a sales charge that varies according to the size of your purchase. The Fund receives the NAV and the sales charge is then allocated between your investment dealer and the Distributor as shown in the following table. However, the Distributor, at its discretion, may allocate the entire sales charge to your investment dealer.

--------------------------------------------------------------------------------

                          Sales charge as a Sales charge as a Dealers' re-allowance
                           % of net asset   % of the offering  as a % of offering
    Amount of transaction  value per share   price per share     price per share
-----------------------------------------------------------------------------------
Less than $50,000               5.26%             5.00%               4.25%
-----------------------------------------------------------------------------------
$50,000 but less than
$100,000                        4.71%             4.50%               3.75%
-----------------------------------------------------------------------------------
$100,000 but less than
$250,000                        3.63%             3.50%               2.85%
-----------------------------------------------------------------------------------
$250,000 but less than
$500,000                        2.56%             2.50%               2.10%
-----------------------------------------------------------------------------------
$500,000 but less than
$1 million                      2.04%             2.00%               1.60%
-----------------------------------------------------------------------------------
$1 million or more            See below         See below           See below
-----------------------------------------------------------------------------------

Purchases of $1 Million or More

No initial sales charge applies to purchases of Retail Class shares of $1 million or more. However, a contingent deferred sales charge (CDSC) of 1% is imposed if you redeem these shares within one year of purchase. A dealer concession of up to 1% may be paid on these investments.

The CDSC is based on the lesser of the original purchase cost or the current NAV of the shares being redeemed, and it is not charged on shares you acquired by reinvesting dividends. To keep your CDSC as low as possible, each time you place a request to redeem shares, we first redeem any shares in your account that are not subject to the CDSC. The Distributor receives the entire amount of any CDSC you pay.

Reducing Your Sales Charge

There are three ways you may be able to combine your purchases and reduce your sales charge:

 . Accumulation privilege lets you add the value of any Fund shares you already own to the amount of your next Retail Class investment for purposes of calculating the sales charge.

 . Group investment program lets a group purchase Retail Class shares at a reduced sales charge. A qualified group is treated as a single purchaser under this privilege. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge to participate, no obligation to invest (although initial investments must total at least $10,000) and individual investors may close their accounts at any time.

 . Letter of intention lets you purchase Retail Class shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

To take advantage of any of these programs, complete the appropriate section of your account application. For more information, see the Statement of Additional Information or contact your investment dealer or the Fund.

LaSalle Investment                  Purchasing Shares, continued
Management Funds
--------------------------------------------------------------------------------

Reinstatement Privilege

When you redeem Retail Class shares, you may reinvest some or all of the proceeds within 120 days without a sales charge, as long as you notify the Fund in writing before you reinvest. If you paid a CDSC when you redeemed your shares, you will be credited with that amount. All accounts involved must have the same registration.

Waivers for Certain Investors

The Fund may sell Retail Class shares at NAV without a sales charge to various individuals and institutions, including:

 . Registered representatives and other employees (and their families) of broker-dealers having sales agreements with the Distributor;

 . Employees (and their families) of financial institutions having sales agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares);

 . ""Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by the Distributor;

 . Financial representatives using Fund shares in fee-based investment products under a signed agreement with the Distributor or the Manager; and

 . Individuals transferring assets from an employee benefit plan.

Institutional Class Shares

Institutional Class shares currently are available only to certain qualified purchasers, including financial institutions; pension, profit-sharing and employee benefit plans and trusts; insurance companies; investment companies; and investment advisers and broker-dealers acting for their own accounts or for the accounts of such institutional investors.

Employee Purchase Program

Current and former directors and officers of LaSalle Investment Management (Securities), Inc.; current and retired officers, directors and employees of Jones Lang LaSalle Incorporated and its direct and indirect subsidiaries; and their spouses and minor children also may purchase Institutional Class shares by opening an employee investment account directly with the Company. The account requires an initial investment of $1,000 or more. Call 1-800-LaSalle for an account application.

Retirement Plans

Fund investors can establish an account under one of several tax-sheltered plans, including Individual Retirement Accounts (IRAs). For more information on IRAs and other retirement plans, along with their benefits, provisions and fees, contact your investment professional.

LaSalle Investment                  Redeeming Shares
Management Funds
--------------------------------------------------------------------------------

Redeeming Shares

Shareholders may redeem all or part of their investment on any business day (any day the NYSE is open for trading) by transmitting a redemption order either through their dealer (who may charge a fee for the service) or directly to the Fund's transfer agent.

Your shares will be sold at the NAV next determined after the Fund receives your redemption order in proper form. Under normal conditions, redemption proceeds are made by check and are mailed within seven days. However, if the board of directors of the Fund determines that it would be in the best interest of the remaining shareholders to pay the redemption proceeds in whole or in part by a distribution in kind of portfolio securities in lieu of cash, the Fund may make such distribution in kind in compliance with applicable SEC rules. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in later converting the assets to cash. In no event will a redeeming shareholder of the Fund receive a security issued by the Trust.

By Mail

Shareholders may redeem Fund shares via written requests delivered to the Fund's transfer agent. To redeem by mail, you must send a letter containing written instructions specifying:

1. The account number

2. The number of shares or dollar amount to be redeemed

All account owners must sign the letter in the exact names in which the account is registered. (Additional documentation may be required for redemptions by corporations, partnerships, trusts or fiduciaries.)

Send the letter to the Fund at the following address: LaSalle Investment Management Funds, Inc., c/o PFPC Inc., P.O. Box 8976, Wilmington, DE 19899-8976.

By Telephone

Shareholders who authorize telephone transactions on their account application may redeem up to $25,000 by calling the Fund's transfer agent toll free at 1-800-LaSalle. A check for the redeemed shares will be mailed to the account address of record.

Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon telephone instructions that it believes to be genuine. The Fund and transfer agent will employ reasonable procedures to confirm that the telephone instructions are genuine.

Other Redemption Information

 . Selling recently purchased shares: Redemption proceeds for shares recently purchased by check will be mailed after the check for the purchase has cleared.

 . Dividends and redemptions: Dividends payable up to the redemption date will be paid on the next dividend payment date. If a shareholder redeems all shares in an account, the Fund will remit a check to the shareholder.

 . Low balances: Upon 60 days' notice, the Fund may redeem the shares in any account that falls below the minimum required balance, unless the decline in account value is due solely to a decline in the Fund's NAV.

Signature Guarantee

To protect against fraud, you must include a signature guarantee along with your redemption request if:

 . The redemption is for more than $25,000;

 . You request redemption proceeds to be sent to a name or address that differs from your account registration; or

 . You request a transfer of registration.

You may obtain a signature guarantee from most banks, trust companies, brokerage firms, clearing agencies or savings associations that are participants in a medallion program recognized by the securities transfer association. Signature guarantees that are not a part of these programs will not be accepted.

LaSalle Investment                  Distributions and Taxes
Management Funds
--------------------------------------------------------------------------------

Distributions and Taxes

Dividends and Distributions

 . Shareholders will receive quarterly distributions of investment company taxable income, which consists of all taxable income, other than capital gains, reduced by deductible expenses of the Fund.

 . The Company expects that a portion of the Fund's dividends will be considered return of capital, which is not subject to current taxation.

 . Net capital gains, if any, will be distributed at least annually.

Dividend Reinvestment

All dividends and any capital gain distributions will be reinvested in additional Fund shares of the same class, unless a shareholder has requested to receive dividend payments by check. Shareholders may cancel automatic dividend reinvestment by notifying the Fund's transfer agent either directly or through their broker-dealer at least five days before the next dividend or distribution payment date.

Fund's Tax Status

The Fund and the Trust are treated as separate entities for federal tax purposes.

The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code, so that it will be relieved of federal income tax on investment company taxable income and net capital gains distributed to shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

As a partnership under the Code, the Trust does not pay federal income or excise taxes.

Taxes and Distributions

As with any investment, there are tax implications associated with investing in the Fund. The following is a summary of some of the important tax issues generally affecting the Fund's shareholders. Consult your tax advisor regarding issues specific to your own tax situation.

 . Dividends from the Fund's investment company taxable income are taxable to shareholders as ordinary income, whether received as cash or additional Fund shares. The Fund intends to make such distributions and expects that, as a result of its investment strategy, these distributions will consist primarily of either ordinary income or capital gains.

 . Capital gain distributions are taxable to shareholders as long-term capital gains, regardless of how long the shares are held or whether the distributions are taken in cash or additional Fund shares.

 . Shareholders may realize capital gains or losses on the sale of Fund shares.

 . The Fund expects only a portion of its dividends paid to qualify for the dividends-received deduction available to corporate shareholders.

 . The Fund provides shareholders with annual information regarding the federal income tax status of its dividends and distributions.

LaSalle Investment                  Management of the Funds
Management Funds
--------------------------------------------------------------------------------

Management of the Fund

Board of Directors

The business and affairs of the Fund are managed under the supervision of the board of directors of the Company, while the business and affairs of the Trust are managed under the supervision of its board of trustees.

The Company's board of directors approves all significant agreements between the Company and those furnishing services to the Fund, including the agreements with the Fund's investment manager, distributor, administrator, transfer agent and custodian.

A majority of the Company's directors are not affiliated with either the manager or the distributor of the Fund. The same individuals serve as members of the board of directors of the Fund and the board of trustees of the Trust.

Investment Manager

LaSalle Investment Management (Securities) L.P. (the "Manager"), a registered investment adviser with principal offices at 100 East Pratt St., Baltimore, Maryland, 21202, serves as the investment manager of the Fund, pursuant to an agreement with the Company. Under the agreement, the Manager is responsible for monitoring the Fund's operations and the services provided to the Fund by others. The Manager currently receives no fee for providing these services. However, in the event that the Manager becomes responsible for managing the Fund's portfolio directly, it would be entitled to receive an investment management fee of 0.75% of average net assets.

The Fund seeks to achieve its investment objective by investing all of its assets in the Trust. The Manager also serves as the Trust's investment manager. In that capacity, the Manager is responsible for managing the Trust's portfolio in accordance with its investment objective, policies and restrictions, making investment decisions, placing purchase and sale orders for securities, and employing portfolio managers and securities analysts who provide research services to the Trust. The investment management fee under the agreement with the Trust is 0.75% of average net assets, a portion of which is being waived by the investment manager.

The Trust may, from time to time, consistent with its investment policies and applicable law, invest in securities of companies with which Jones Lang LaSalle Incorporated has a business relationship. The Manager will not consider any such relationship in making decisions regarding the securities to be purchased or sold for the Trust.

The Manager is one of several entities through which Jones Lang LaSalle Incorporated and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle Incorporated is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide.

Together with its affiliates, the Manager had $2.8 billion in real estate securities under management as of December 31, 1999. The Manager, together with its predecessors, has provided real estate investment advice to pension funds and other institutional investors since 1985. The Manager's investment team has more than 15 years of experience managing accounts similar to the Trust and is supported by Jones Lang LaSalle Incorporated's extensive research and property management organization that consists of more than 6,400 employees in offices throughout the world. The Manager uses the same research, analytical models and professional staff in managing the Trust's assets and its other accounts.

LaSalle Investment                  Management of the Funds, continued
Management Funds
--------------------------------------------------------------------------------

Portfolio Managers

William K. Morrill Jr., Keith R. Pauley and James A. Ulmer III share the primary responsibility of managing the Trust's Assets.

William K. Morrill Jr., a Managing Director, has more than 16 years of real estate securities investment experience and has been a portfolio manager with the Manager and its predecessors since 1985. Mr. Pauley, a Managing Director, has more than 15 years of real estate securities investment experience and has been a portfolio manager with the Manager and its predecessors since 1986. Mr. Ulmer, a Principal, has more than 14 years of real estate securities investment experience and joined the Manager in 1997 as a securities analyst and portfolio manager. Prior to 1997, Mr. Ulmer was a principal at AIRES Real Estate Services, providing security analysis and portfolio strategy for institutional investors in real estate securities.

Additional Fund Information

Description of Shares

The board of directors of the Company is authorized to establish "series" of shares of capital stock and separate classes of shares of each series. Different classes of the Company's shares of any series may be offered to certain investors. All classes of a particular series share a common investment objective and portfolio of investments. However, the net asset values per share of the classes will differ to the extent there are different fees and expenses applicable to the classes.

The shares offered by this Prospectus have been designated Retail Class and Institutional Class shares of the LaSalle U.S. Real Estate Fund series. The board of directors may add additional series or share classes in the future.

Shareholder Meetings

Whenever the Company is requested to vote on matters pertaining to the Trust, the Company will hold a meeting of Fund shareholders and will cast all of its votes in the same proportion as the votes of its shareholders.

The Company does not expect to hold annual meetings. However, Fund shareholders have the right, under certain circumstances, to request a meeting for the purpose of considering the removal of a director. If a proper request is made, the Company will assist with the shareholder communications in connection with the meeting.

Investor Inquiries

For additional information about the Fund or to obtain a copy of this prospectus, call toll free at 1-800-557-5753. Investors who have questions about the Fund may contact their broker-dealer or the Company toll free at 1-800-LaSalle, extension 55.

LaSalle Investment                  Financial Highlights
Management Funds
--------------------------------------------------------------------------------

Financial Highlights

The following financial highlights are intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report along with the Fund's audited financial statements, is included in the Annual Report for the Fund and the Trust which is available upon request.

LaSalle Investment Management Funds, Inc.--LaSalle U.S. Real Estate Fund
--------------------------------------------------------------------------------

                                                          For the period from
                                                            March 30, 1998*
                                    For the Year ended          through
                                    December 31, 1999      December 31, 1998
-------------------------------------------------------------------------------
                                   Institutional Retail  Institutional Retail
                                       Class     Class       Class      Class
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                               $ 7.76     $ 7.77     $ 10.00    $ 10.00
-------------------------------------------------------------------------------
Increase/(Decrease) from
 operations:
Net investment income                   0.35       0.31        0.26       0.22
Net realized and unrealized
 (loss) on investments                 (0.70)     (0.71)      (2.24)     (2.23)
Total from investment operations       (0.35)     (0.40)      (1.98)     (2.01)
-------------------------------------------------------------------------------
Less distributions:
Distributions from net investment
 income                                (0.24)     (0.20)      (0.24)     (0.20)
Distributions from return of
 capital                                  --         --       (0.02      (0.02)
Total distributions                    (0.24)     (0.20)      (0.26)     (0.22)
Net asset value, end of period        $ 7.17     $ 7.17     $  7.76    $  7.77
Total Return/1/                       (4.58%)    (5.19%)    (19.92%)   (20.22%)
-------------------------------------------------------------------------------
Ratios/Supplementary data:
Net assets, end of period (000)       $1,470     $  292     $   154    $    45
Ratio of net expenses to average
 net assets/2/,/3/,/5/                 1.05%      1.45%       1.05%      1.45%
Ratio of net investment income to
 average net assets/2/,/4/,/5/         6.15%      5.11%       4.28%      3.93%
Portfolio turnover rate on
 LaSalle Master Trust--U.S. Real
 Estate Portfolio                        23%        23%         31%        31%
-------------------------------------------------------------------------------

*Commencement of operations
/1/Not annualized.
/2/Annualized for periods less than 1 year.
/3/The expense ratio without waivers and reimbursements for the period ended December 31, 1999 and the period ended December 31, 1998 for the Institutional Class would have been 16.82% and 113.17%, respectively. For the same periods, the Retail class ratios would have been 28.39% and 143.31%, respectively. /4/The net investment income ratio without waivers and reimbursements for the period ended December 31, 1999, and the period ended December 31, 1998 for the Institutional Class would have been (9.63%) and (106.79%), respectively. For the same periods, the Retail class ratios would have been (21.80%) and (136.93%), respectively.
Expense and net investment income ratios represent the combined ratios for the LaSalle U.S. Real Estate Fund and its pro rata share of the LaSalle Master Trust--U.S. Real Estate Portfolio's expenses and income.

Additional Fund Information
--------------------------------------------------------------------------------

  Obtaining additional information
  The Company makes available free of charge the following information about the Fund:

  Annual/Semiannual Reports
  These reports highlight performance of the Fund and the Trust and feature discussions on investment strategy, portfolio holdings and market conditions and influences.

  Statement of Additional Information (SAI)
  The SAI contains more details about the Fund and its policies, and is incorporated by reference into (legally considered part of) this prospectus. A current SAI is on file with the SEC.

  You may obtain the SAI, annual reports, semiannual reports and other information about the Fund via:

  Phone: Call toll free, 1-800-557-5753.
  Mail: Write to the Fund at: LaSalle Investment Management Funds, Inc., 60 State Street, Suite 1300,
  Boston, MA 02109.
  The SEC: These documents can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You also may obtain these documents via the SEC's web site http://www.sec.gov or by sending your request and a duplicating fee to the Commission's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. The Fund's Investment Company Act file number is 811-08373.

LaSalle U.S. Real Estate Fund:

The Potential of REITs, the Benefits of a Mutual Fund
--------------------------------------------------------------------------------

As the market for REITs has become more complex and sophisticated, many investors have discovered the advantages of the LaSalle U.S. Real Estate Fund.

The Fund, which invests in a portfolio of U.S. real estate securities, most of which are REIT equity securities, lets you take advantage of LaSalle Investment Management's 16 years of investment experience and industry focus while investing for attractive long-term total return.

Expertise: The Fund's manager, LaSalle Investment Management, focuses exclusively on real estate. The Fund gives institutional managers and high-net worth individuals access to the same real estate investment management expertise that large institutions have enjoyed since 1985.

Insight: The Fund's managers have unparalleled access to property information and market trends through LaSalle Investment Management's affiliation with Jones Lang LaSalle.

Return Potential: The Fund offers attractive long-term return potential by pursuing growth from capital appreciation and income from dividend distributions.

Risk Management: By investing in real estate securities from different regions and sectors, the Fund offers broad diversification within the real estate market, which may help lower risk.

Liquidity: Investors have quick access to their funds at the current net asset value.

                     For more information, please call your
          Financial advisor or LaSalle Investment Management Funds at
                                 1-800-557-5753

This information is not authorized for distribution to prospective investors unless preceded or accompanied by a Fund prospectus containing complete information about the Fund, including expenses. Please read the prospectus carefully before you invest or send money.

Investment return and principal value of shares will fluctuate so that, when redeemed, an investor's shares may be worth more or less than the original amount invested.

Not part of the prospectus. Data presented the most recent available as of print date.

Distributor: Funds Distributor, Inc.

                         LaSalle U.S. Real Estate Fund
                  LaSalle Investment Management Funds, Inc.

                      STATEMENT OF ADDITIONAL INFORMATION

                                April 30, 2000

This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus for the LaSalle U.S. Real Estate Fund (the "Fund") dated April 30, 2000 including any supplements thereto. The Fund's Annual Report (including financial statements for the fiscal year ended December 31, 1999) are incorporated herein by reference. To obtain additional copies of the Prospectus, this Statement of Additional Information or the Annual Report, please call 1-800-LaSalle.


                               Table of Contents
                               -----------------

                                     Page
                                     ----

          General Information                                     B-2
          Investment Policies and Practices                       B-3
          Investment Restrictions                                 B-7
          Portfolio Transactions and Brokerage                    B-8
          Valuation of Portfolio Securities                       B-10
          Purchase of Shares                                      B-10
          Redemption of Shares                                    B-12
          Taxation                                                B-13
          Management                                              B-16
          Investment Manager                                      B-19
          Administrator                                           B-20
          Custodian                                               B-21
          Transfer Agent                                          B-21
          Distribution Arrangements                               B-21
          Performance Information                                 B-24
          Description of Capital Stock                            B-25
          Independent Accountants                                 B-26
          Legal Counsel                                           B-26
          Financial Statements                                    B-26

                              GENERAL INFORMATION


LaSalle U.S. Real Estate Fund (the "Fund") is a series of LaSalle Investment Management Funds, Inc. (the "Company"), an open-end diversified management investment company. The Company currently offers two classes of shares of the
Fund: Retail Class shares and Institutional Class shares.

The Company was incorporated under the laws of the State of Maryland on September 19, 1997. The Company filed a registration statement with the SEC registering as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and registering an indefinite number of Retail Class and Institutional Class shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced operations on March 30, 1998. Effective December 10, 1999, the Company, in connection with the merger of LaSalle Partners Incorporated and Jones Lang Wootton, changed its name from LaSalle Partners Funds, Inc. to LaSalle Investment Management Funds, Inc.

As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in a series of an open-end management investment company having the same investment objective as the Fund. The investment company is the U.S. Real Estate Portfolio of LaSalle Master Trust, a Delaware business trust (the "Trust"), for which LaSalle Investment Management (Securities) L.P. (the "Manager") serves as investment manager. Since the investment characteristics of the Fund will correspond directly to those of the Trust, the Prospectus and this Statement of Additional Information include a discussion of the various investments of and techniques employed by the Trust.

Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund and the Company is included in the Prospectus which may be obtained without charge from the Company's distributor or securities dealers and other financial institutions that have a sales agreement with the Company's distributor. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus.

                       INVESTMENT POLICIES AND PRACTICES

The Fund's investment objective is total return primarily through investments in U.S. real estate securities. As described in the Prospectus, the Fund will attempt to achieve its objective by investing all of its investable assets in the Trust. The Trust invests its assets primarily in equity securities of real estate investment trusts ("REITs") and other real estate industry companies that are publicly traded in the United States securities markets. Equity securities of real estate industry companies in which the Trust invests consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock. The Trust does not have a policy requiring a minimum rating for investment in debt securities. The Trust does not expect to invest in debt securities during the current fiscal year. There can be no assurance that either the Fund or the Trust will achieve its investment objective. The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of the Fund and the Trust.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

          - Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

          - Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

          - Hybrid REITs, which combine the characteristics of both Equity REITs and Mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

ILLIQUID AND RESTRICTED SECURITIES

As discussed in the Prospectus, the Trust may invest up to 15% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than

Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the 1933 Act, and securities that, due to their market or the nature of the security, have no readily available market for their disposition are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Trust from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Trust might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Trust does not intend to engage in underwriting activities, except to the extent the Trust may be deemed to be a statutory underwriter under the 1933 Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Trust may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Trust might be unable to dispose of the security promptly or at a reasonable price.

Securities eligible for resale pursuant to Rule 144A will not be subject to the Trust's limitations on investing in securities that are not readily marketable, provided that the Manager determines that a liquid market exists for such securities under guidelines adopted and monitored by the Trust's Board of Trustees. In making this determination, the Manager will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

MONEY MARKET INSTRUMENTS

From time to time the Trust may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. Government securities, obligations of U.S. commercial banks and commercial paper.

U.S. Government securities include direct obligations of the U.S. Government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. Government which, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Money market instruments are subject to risks including market risks and credit risks.

Prices of fixed income securities respond to market changes in interest rates for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Certain risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Trust will lose money. Services such as Standard & Poor's and Moody's Investors Service assign credit ratings to many fixed income securities. Securities receive ratings based on the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Trust must rely entirely upon the investment manager's credit assessment. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

The Trust may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Manager to be creditworthy under criteria established by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Trust) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Trust makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Trust must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Trust does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Trust seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

                            INVESTMENT RESTRICTIONS

The Fund's and the Trust's investment programs are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Prospectus. No investment restriction of the Fund prevents the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective.

Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund or the Trust, as the case may be. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote, at an annual or a special meeting of the security holders of the company duly called, (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of such company, whichever is the less.

     The Fund and the Trust may not as a matter of fundamental policy:

     (1) Issue senior securities, except as permitted under the 1940 Act.

     (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund/Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

     (3) Borrow money, except that the Fund/Trust may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities.

     (5) Purchase or sell real estate, provided that the Fund/Trust may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate.

     (6) Purchase or sell commodities or commodities contracts, provided that the Fund/Trust may invest in financial futures and options on such futures.

     (7) Make loans, except that the Fund/Trust may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

     The Trust will invest more than 25% of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, it is a fundamental policy of the Fund and the Trust not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments (but not investments in U.S. Government securities) aggregate more than 25% of the Fund's/Trust's total assets.

     The Trust does not intend to invest in or to enter into financial futures contracts or purchase options on such futures or to lend portfolio securities during the current fiscal year.


The following investment restrictions are not fundamental policies and may be changed by the Fund's Board of Directors or by the Trust's Board of Trustees without shareholder approval. The Fund and the Trust will not as a matter of operating policy:

     (1) Borrow money, except that the Fund/Trust may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing, provided that, while borrowings by the Fund/Trust equaling 5% or more of its total assets are outstanding, the Fund/Trust will not purchase securities for investment.

     (2) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

     (3) Invest for the purpose of exercising control or management.

     (4) Invest more than 10% of its total assets in foreign securities.

     (5) Invest more than 20% of its total assets in any one issuer.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


The Manager is responsible for decisions to buy and sell securities for the Trust, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The Manager may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

The Manager's primary consideration in effecting securities transactions is to obtain the most favorable execution of orders on an overall basis. As described below, the Manager may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Manager to be beneficial to the Trust's investment program. Certain research services furnished by broker-dealers may be useful to the Manager with clients other than the Trust. Similarly, any research services received by the Manager through placement of portfolio transactions of other clients may be of value to the Manager in fulfilling its obligations to the Trust. No specific value can be determined for research and statistical services furnished without cost to the Manager by a broker-dealer. The Manager is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Manager's research and analysis. Therefore, it may tend to benefit the Trust by improving the Manager's investment advice.

The Manager's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the Manager's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The Manager is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Trust in order to secure research and investment services described above.

The Manager manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Trust and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Trust or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager.

The allocation of orders among broker-dealers and the commission rates paid by the Trust will be reviewed periodically by the Board of Trustees. The foregoing policy under which the Trust may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

For the fiscal year ended December 31, 1998, the Trust paid brokerage commissions of $37,641. For the fiscal year ended December 31, 1998, the Trust paid no brokerage commissions to affiliated brokers.


For the fiscal year ended December 31, 1999, the Trust paid brokerage commissions of $46,320. For the fiscal year ended December 31, 1999, the Trust paid no brokerage commissions to affiliated brokers.

The Company and the Trust are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which each of them has acquired during its most recent fiscal year. As of December 31, 1998, neither the Fund nor the Trust held securities of its "regular brokers or dealers". As of December 31, 1999, neither the Fund nor the Trust held securities of its "regular brokers or dealers".

                       VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange (the "NYSE"), which is normally 4:00 p.m. (Eastern time), each day on which the NYSE is open for business (a "business day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost. The net asset values of the Retail Class shares and Institutional Class shares will differ to the extent different fees and expenses are applicable to each class.

                              PURCHASE OF SHARES

Retail Class shares of the Fund are offered and sold at a public offering price equal to their net asset value plus a sales charge that varies depending on the size of your purchase. The sales charges applicable to purchases of Retail Class shares are described in the Prospectus. Investors may reduce or eliminate the sales charge under one or more of the privileges and programs described below.

ACCUMULATION PRIVILEGE


A purchaser of Retail Class shares may qualify for a quantity discount by combining a current purchase with certain other shares of any class of the Fund already owned. The applicable sales charge is based on the total of: (i) the investor's current purchase; and (ii) the maximum public offering price (at the close of business on the previous day) of all shares held by the investor in the Fund. To obtain the accumulation privilege on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund's Administrator with sufficient information to verify that the purchase qualifies for the privilege. The shareholder must furnish this information to the Fund's transfer agent when making direct cash investments.

LETTER OF INTENTION


A Letter of Intention allows an investor to receive a reduced sales charge on purchases of Retail Class shares purchased during a 13-month period as if the total amount invested had been invested in a single lump sum. A non-binding Letter of Intention must be filed with the Fund's Administrator within 90 days of the start of your purchases. The initial investment must be at least 5% of the total amount to be invested. Out of the initial investment, 5% of the dollar amount specified in the Letter of Intention will be registered in the investor's name and held in escrow. The investor will earn income dividends and capital gain distributions on the escrowed shares. Neither income dividends nor capital gain distributions reinvested in additional shares will apply toward completion of the Letter of Intention. When the full amount indicated has been purchased, the escrow will be released. Investors are not obligated to complete the Letter of Intention and, in such case, sufficient escrowed shares will be redeemed to pay any applicable sales charge.

GROUP INVESTMENT PROGRAM


Members of qualified groups may purchase Retail Class shares of the Fund at a reduced sales charge. To receive the Retail Class group rate, group members must purchase shares through a single investment dealer designated by the group. Purchases of shares are made at the public offering price based on the net asset value next determined after payment for the shares is received. The minimum investment requirements described in the Prospectus apply to purchases by any group member. Only shares purchased under the Retail Class group discount are included in calculating the purchased amount for the purposes of these requirements. Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to purchasing investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to the Distributor that the group then has at least 25 members and that at least 10 members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to the Distributor as to the eligibility of the purchasing members of the group. Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring Retail Class shares for the benefit of any of the foregoing. Interested groups should contact their investment dealer or the Fund. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

WAIVER OF THE SALES CHARGE

Certain investors who are eligible to purchase Retail Class shares without a sales charge are listed in the Prospectus. In addition, the Fund may sell Retail Class shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

                             REDEMPTION OF SHARES

The Company may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Company will redeem shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Company will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Portfolio Securities" and such valuation will be made as of the same time the redemption price is determined. The Company and the Trust have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Company and the Trust are each obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund/Trust during any 90-day period for any one shareholder.

The Trust has agreed to make a redemption in kind to the Fund whenever the Company wishes to make redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Trust, and in no case will a redeeming shareholder of the Fund receive a security issued by the Trust.

The Board of Directors of the Company may cause the redemption of a Retail Class share account with a balance of less than $10,000, or an Institutional Class share account with a balance of less than $250,000, provided (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.

                                   TAXATION

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund expects to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

Under Subchapter M of the Code, the Fund is not subject to federal income tax on the portion of its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long- term capital loss) for the year (the "Distribution Requirement") and complies with the Income Requirement, the Diversification Test and certain other requirements of the Code. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally would be eligible for the 70% dividends received deduction for "qualifying dividends".

The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

The Fund will invest all of its investable assets in the Trust. As a partnership, the Trust will not be subject to federal income or excise taxes under the Code. Instead, the Fund and other investors in the Trust must take into account, in computing their federal tax liability, their proportionate share of the Trust's income, gain, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Trust. In addition, the Fund will be deemed to own a proportionate share of the Trust's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, the Trust intends to conduct its operations so that the Fund will be able to satisfy applicable tax requirements.

If the Trust acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, the Fund indirectly through its interest in the Trust could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

Pursuant to proposed regulations, open-end regulated investment companies such as the Fund would be entitled to avoid the tax consequences described in the preceding paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gains of a prior year for which an election was in effect). Making the election could result in the recognition of gain without the corresponding receipt of cash which may need to be distributed by the Company to satisfy the Distribution Requirement.

Distributions received by the Fund from the Trust generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (i) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Trust prior to the distribution; (ii) income or gain may be realized if the Trust holds unrealized receivables or substantially appreciated inventory items (collectively, "tainted assets") immediately before the distribution and (a) the distribution includes tainted assets and reduces the Fund's interest in non-tainted assets of the Trust or (b) the distribution includes non-tainted assets and reduces the Fund's interest in tainted assets of the Trust; and (iii) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Trust and consists solely of cash and/or tainted assets. The Fund's basis in its interest in the Trust generally will equal the amount of cash and the basis of any property which the Fund invests in the Trust, increased by the Fund's share of income from the Trust, and decreased by the amount of any cash distributions and the basis of any property distributed from the Trust.

Distributions of capital gain (i.e., the excess, if any, of the net gains realized by the Fund or the Trust on dispositions of capital assets held for more than 1 year over the net losses, if any, realized by the Fund or the Trust on dispositions of capital assets held for 1 year or less), if any, are taxable to shareholders as net capital gains regardless of how long the shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The net capital gain of a noncorporate taxpayer is generally subject to tax at a maximum rate of 20%; a corporation is taxed on net capital gain at the same rates that apply to ordinary income. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (i) has provided the Fund either an incorrect tax identification number or no number at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE FUND

The Board of Directors of the Company is responsible for managing the business affairs and for exercising all the Fund's powers except those reserved for shareholders. The Board of Directors consists of seven directors. The directors and officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Each director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk (*).


                                                Position(s) Held                    Principal Occupations(s)
Name and Address              Age               With Registrant                    During the Past Five Years
-----------------------    ---------    --------------------------------    ------------------------------------------
Bruce D. Alexander            56                   Director                 Vice President, Yale University (since
282 Prospect Street                                                         May 1998); Adjunct Professor, Yale
New Haven, CT 06511                                                         University School of Management; Senior
                                                                            Vice President and Director of New
                                                                            Business, The Rouse Company

Lawrence S. Bacow             48                   Director                 Chancellor, Massachusetts Institute of
75 Summit                                                                   Technology (since August 1998); Professor,
Newton, MA 02458                                                            Massachusetts Institute of Technology

Richard A. Dobbins            55                   Director                 President, Historical Data
520 Washington Street                                                       Systems, Inc.
Duxbury, MA 02331

Lynn C. Thurber*              53                   Director                 Chief Executive Officer, LaSalle
200 East Randolph Drive                                                     Investment Management; Director and
Chicago, IL 60601                                                           Chairman of LaSalle Investment Management
                                                                            (Securities), L.P., the adviser to the Fund;
                                                                            Co-President, LaSalle Investment
                                                                            Management, Inc.; Managing Director and Co-
                                                                            President, LaSalle Advisors Limited
                                                                            Partnership

William K. Morrill, Jr.*      63              Director; President           Managing Director, LaSalle Investment
100 East Pratt Street                                                       Management (Securities) L.P.
Baltimore, MD 21202

Keith R. Pauley*              38              Director; Executive           Managing Director/Portfolio Manager, LaSalle
100 East Pratt Street                           Vice President              Investment Management (Securities) L.P.
Baltimore, MD 21202

Stephen A. Smith              42             Senior Vice President          Managing Director and Director of
200 East Randolph Drive                            Secretary                Global Client Services, LaSalle Investment
Chicago, IL 60601                                                           Management, Inc.

James A. Ulmer, III           60                Vice President              Senior Vice President, LaSalle Investment
100 East Pratt Street                                                       Management (Securities) L.P.;
Baltimore, MD 21202                                                         Principal, AIRES Real Estate Services

Denise M. Ruth Organt         29              Assistant Secretary           Vice President, LaSalle Investment
100 East Pratt Street                                                       Management (Securities) L.P.
Baltimore, MD 21202

Brian Hake                    40                   Treasurer                Senior Vice President/Treasurer
200 East Randolph Drive                                                     Jones Lang LaSalle Incorporated; Assistant
Chicago, IL 60601                                                           Vice President/Treasurer, First Merchants
                                                                            Acceptance

The Company's Articles of Incorporation require the Company to indemnify its directors and officers to the full extent permitted by Maryland law. Nothing in the charter or bylaws of the Company protects any director or officer against any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The officers and directors of the Company who are "interested persons" of the Company within the meaning of the 1940 Act do not receive compensation directly from the Company for serving in the capacities described above. However, those officers and directors who are affiliated with the Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Manager. Each of the non-interested directors is expected to receive for his service on the Board of Directors an annual fee, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at board meetings. The following table sets forth the information concerning the compensation anticipated to be paid by the Company to directors in the current fiscal year. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.

                           Aggregate Compensation   Total Compensation from the
Name of Director              From the Fund (1)     Fund and Fund Complex (1)(2)
-----------------------    ----------------------   ----------------------------
Bruce D. Alexander                $6,000                     $12,000
Lawrence S. Bacow                 $6,000                     $12,000
Richard A. Dobbins                $6,000                     $12,000
William K. Morrill, Jr.             --                          --
Keith R. Pauley                     --                          --
Lynn C. Thurber                     --                          --

(1) The amounts indicated are estimates of the compensation expected to be paid to directors of the Company during the Company's current fiscal year ending December 31, 2000.

(2) As of the date hereof, the "Fund Complex" consisted of the Company and the Trust.

As of the date of this Statement of Additional Information, the officers, directors and trustees of the Company and the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven trustees. The trustees and officers of the Trust, their ages and their principal occupations during the last five years are set forth below. Each trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk (*).

                                       Position(s) Held              Principal Occupations(s)
Name and Address            Age         With Registrant             During the Past Five Years
----------------------   ---------   ---------------------   -------------------------------------------
Bruce D. Alexander          56             Trustee           Vice President, Yale University (since May

                                       Positions(s) Held             Principal Occupations(s)
Name and Address            Age         With Registrant             During the Past Five Years
----------------------   ---------   ---------------------   -----------------------------------------
282 Prospect Street                                          1998); Adjunct Professor, Yale University
New Haven, CT 06511                                          School of Management; Senior Vice President and
                                                             Director of New Business, The Rouse Company

Lawrence S. Bacow           48             Trustee           Chancellor, Massachusetts  Institute of
75 Summit                                                    Technology (since August 1998); Professor,
Newton, MA 02458                                             Massachusetts Institute of Technology

Richard A. Dobbins          55             Trustee           President, Historical Data
520 Washington Street                                        Systems, Inc.
Duxbury, MA 02331

Lynn C. Thurber*            53             Trustee           Chief Executive Officer, LaSalle Investment
200 East Randolph Drive                                      Management; Director and Chairman of LaSalle
Chicago, IL 60601                                            Investment Management (Securities), Inc., the
                                                             general partner of LaSalle Investment Management
                                                             (Securities), L.P., the adviser to the Trust; Co-
                                                             President, LaSalle Investment Management, Inc.,
                                                             Managing Director and Co-President, LaSalle
                                                             Advisors Limited Partnership

William K. Morrill, Jr.*    63       Trustee; President      Managing Director, LaSalle Investment
100 East Pratt Street                                        Management (Securities) L.P.
Baltimore, MD 21202

Keith R. Pauley*            38       Trustee; Executive      Managing Director/Portfolio Manager, LaSalle
100 East Pratt Street                  Vice President        Investment Management (Securities) L.P.
Baltimore, MD 21202

Stephen A. Smith            42      Senior Vice President    Managing Director and Director of
200 East Randolph Drive                   Secretary          Global Client Services, LaSalle Investment
Chicago, IL 60601                                            Management, Inc.

James A. Ulmer, III         60          Vice President       Senior Vice President, LaSalle Investment
100 East Pratt Street                                        Management (Securities) L.P.;
Baltimore, MD 21202                                          Principal, AIRES Real Estate Services

Denise M. Ruth Organt       29        Assistant Secretary    Vice President, LaSalle Investment
100 East Pratt Street                                        Management (Securities) L.P.
Baltimore, MD 21202

Brian Hake                  40             Treasurer         Senior Vice President/Treasurer
200 East Randolph Drive                                      Jones Lang LaSalle Incorporated; Assistant
Chicago, IL 60601                                            Vice President/Treasurer, First Merchants
                                                             Acceptance

CODE OF ETHICS

The Board of Directors of the Company and the Board of Trustees of the Trust have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all directors/trustees and officers of the Company and the Trust, as well as to designated officers, directors and employees of the Manager and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Manager's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Trust.

The Code of Ethics requires that covered employees of the Manager and all Company directors and Trust trustees who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases, purchases that are part of an automatic dividend reinvestment plan or purchases of securities that are not eligible for purchase by the Trust). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Trust in the same security. Officers, directors and employees of the Manager and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

                               INVESTMENT MANAGER

The Board of Directors of the Company has approved a Management Agreement between the Fund and the Manager. Under the agreement, the Manager monitors the operations of the Fund. The Manager receives no fee for providing these monitoring services. In the event the Company's Board of Directors determines that it is in the best interests of the Fund's shareholders to withdraw its investment in the Trust, the Manager would become responsible for directly managing the assets of the Fund. In such event, the Manager would be entitled to receive an investment management fee, accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets.

The Management Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated by either the Company or the Manager on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the 1940 Act).

The Manager serves as the Trust's investment manager pursuant to an Investment Management Agreement with the Trust. Under the agreement, the Manager manages the Trust's investments subject to the supervision and direction of the Board of Trustees of the Trust. The Manager is responsible for providing a continuous investment program for the Trust, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Trust and the selection of brokers-dealers through which securities transactions for the Trust will be executed. In carrying out its responsibilities, the Manager is required to act in conformance with the Trust's Agreement and Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as amended.

The Manager bears all expenses in connection with the performance of services under its agreements with the Company and the Trust. Each of the Company and the Trust bear certain other expenses incurred in its operation, including: (i) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian or depository appointed for the safekeeping of the Trust's cash, portfolio securities and other property; (ii) the charges and expenses of auditors; (iii) brokerage commissions for transactions in the portfolio securities of the Trust; (iv) all taxes, including issuance and transfer taxes, and fees payable by the

Company/Trust to federal, state or other governmental agencies; (v) the cost of share certificates representing shares of the Company/Trust, (vi) fees involved in registering and maintaining registrations of the Company/Trust and of the Fund's shares with the SEC and various states and other jurisdictions; (vii) all expenses of shareholders' and directors'/trustees' meetings and of preparing, printing and mailing proxy statements, semi-annual and annual reports, and other communications (including prospectuses) to existing shareholders; (viii) compensation and travel expenses of directors/trustees who are not "interested persons" within the meaning of the 1940 Act; (ix) the expense of furnishing or causing to be furnished to each shareholder a statement of account, including the expense of mailing; (x) charges and expenses of legal counsel in connection with matters relating to the Company/Trust; (xi) membership or association dues for the Investment Company Institute or similar organizations; (xii) interest payable on Company/Trust borrowings; and (xiii) postage.


For the fiscal year ended December 31, 1998, the investment management fee payable to the Manager was $166,972 of which $22,263 was waived. For the fiscal year ended December 31, 1999, the investment management fee payable to the Manager was $201,354 of which $26,847 was waived.

                                 ADMINISTRATOR

PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, DE 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Fund and the Trust. Pursuant to Administration Agreements between the Administrator and the Company and the Trust, respectively, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund and the Trust, including among other services, accounting relating to the Fund and the Trust and the investment transactions of the foregoing; computing daily net asset values; monitoring the investments and income of the Fund and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Manager and the Fund's and the Trust's custodian; preparing and maintaining the Fund's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund and the Trust as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administration Agreements includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges and record retention/storage. The Administration Agreements will continue in effect until terminated by either party on 60 days' prior written notice to the other party.

For the fiscal year ended December 31, 1998, the administration fee payable to the Administrator with respect to the Trust and the Fund was $72,098 (of which $36,049 was waived) and $27,322 (of which $13,662 was waived), respectively. For the fiscal year ended December 31, 1999, the administration fee payable to the Administrator with respect to the Trust and the Fund was $95,002 (of which $29,607 was waived) and $57,444 (of which $32,661 was waived), respectively.


                                   CUSTODIAN

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian of the Fund's and the Trust's assets consisting of cash and securities.

                                TRANSFER AGENT

PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent and dividend paying agent of the Fund's shares.

                           DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR

Funds Distributor, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, MA 02109, serves as the principal underwriter and distributor for the Fund's shares pursuant to a Distribution Agreement with the Company. The Distribution Agreement was initially approved by the Board of Directors of the Company. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.

The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

The Distributor offers shares of the Fund continuously and has agreed to use its best efforts to solicit purchase orders for shares. Retail Class shares are sold by securities dealers and other financial services firms which have executed sales agreements with the Distributor. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement. The Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities.

The Distribution Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either the Company or the

Distributor on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the 1940 Act).

The Company and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The Company reserves the right to vary the initial investment minimums and to impose minimums for additional investments in any of the classes of the Fund's shares at any time. In addition, the Company may waive the minimum investment requirements for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Company, the amount of the proposed investment, and the type of investor.

DISTRIBUTION PLAN

The Company has adopted a Distribution Plan for the Retail Class of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares, including advertising, compensation to dealers and the preparation of sales literature. Distribution fees paid under the Plan may not exceed 0.75% annually of the average daily net assets of the Retail Class, or such lesser amount as may be specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual distribution fee of 0.25% to the Distributor and participating dealers who assist in the distribution of Retail Class shares. The Distributor may use the fees paid under the Plan and its other resources to pay expenses associated with activities primarily intended to result in the sale of Retail Class shares. Under the terms of the Plan, the Board of Directors of the Company receives a quarterly written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The Plan has been approved by the Board of Directors, including the majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan. In approving the Plan, the directors identified and considered a number of potential benefits which the Plan may provide and determined that there is a reasonable likelihood that the Plan will benefit the Retail Class and its shareholders.

The Plan is a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan. The Distributor may spend more for marketing and distribution than it receives in fees from the Retail Class. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If after payments by the Distributor for marketing and distribution there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan may be commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

The Plan will remain in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Company, and of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan or such agreements. The Plan may be terminated at any time by vote of a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund.


For the fiscal year ended December 31, 1999, the Retail Class of the Fund accrued distribution fees of $746. No amount of the fee was paid.

As of the date of this Statement of Additional Information, all distribution fees received by the Distributor under the Plan are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts.

SHAREHOLDER SERVICES PLAN

The Company has adopted a Shareholder Services Plan for the Retail Class of the Fund to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services, the Fund may pay a qualified recipient a shareholder services fee at an annual rate not exceeding 0.25% of average daily net assets of the Retail Class attributable to its shareholder accounts, or such lesser amount as may be specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual shareholder services fee of 0.15%.


For the fiscal year ended December 31, 1998, the Retail Class of the Fund accrued shareholder servicing fees of $47. No amount of the fee was paid. For the fiscal year ended December 31, 1999, the Retail Class of the Fund accrued shareholder servicing fees of $447. No amount of the fee was paid.

                            PERFORMANCE INFORMATION

The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Composite Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state its performance solely in terms of total return.


TOTAL RETURN CALCULATIONS


Under the formula for calculating total return, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Company's registration statement (or the later commencement of operations of the Fund or class). In calculating the ending redeemable value for a class of the Fund's shares, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. The calculation uses the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to investments or reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

The Company may also from time to time include in such advertising total return figures that are not calculated according to the formulate set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

Alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The cumulative total returns for the period ended December 31, 1998 (since inception) for the Retail Class and the Institutional Class of the Fund were (20.22)% and (19.92)%, respectively. The cumulative total returns for the period ended December 31, 1999 (since inception) for the Retail Class and the Institutional Class of the Fund were (24.36)% and (23.59)%, respectively.


YIELD CALCULATIONS


Yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the Portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Portfolio's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to your account, or income reported in the Fund's financial statements.

For the thirty-day period ended December 31, 1998, the yields for the Retail Class and Institutional Class shares of the Fund were 1.80% and 2.19%, respectively. For the thirty-day period ended December 31, 1999, the yields for the Retail Class and Institutional Class shares of the Fund were 4.66% and 5.07%, respectively.


                         DESCRIPTION OF CAPITAL STOCK

The Company is authorized to issue 50 million Retail Class shares and 50 million Institutional Class shares of its LaSalle Partners U.S. Real Estate Fund series of Common Stock, par value $.01 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

The Company's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Board of Directors at any time. The Board has designated a single series of shares, the LaSalle Partners U.S. Real Estate, having two classes of shares: Retail Class shares and Institutional Class shares. In the event additional series are established, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the series (other than any applicable distribution or shareholder services fees) would be prorated between all classes of a series based upon the relative net assets of that class.

All shares of the Fund, regardless of class, have equal rights with respect to voting, except that the holders of a particular class of shares are not entitled to vote on any matter which does not affect any interest of that class. All classes of Fund shares vote together as a single class, except as otherwise required by applicable law. Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares voting together for election of directors may elect all the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors.

There are no preemptive, conversion or exchange rights applicable to any shares of the Fund. The outstanding shares are fully paid and non-assessable. In the event of liquidation of the Fund or dissolution of the Company, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, serves as independent accountants for the Company and the Trust.

                                 LEGAL COUNSEL


Piper Marbury Rudnick & Wolfe LLP serves as legal counsel to the Company and the Trust.

                             FINANCIAL STATEMENTS

Audited financial statements for the Fund and the Trust as of and for the period ended December 31, 1999, together with the notes thereto and the reports of PricewaterhouseCoopers LLP, are incorporated herein by reference to the Annual Report of the Fund and the Trust.